WILLIAM BLAIR FUNDS

William Blair Mid Cap Value Fund

William Blair Small-Mid Cap Value Fund

William Blair Small Cap Value Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 30, 2026 to each Fund’s Summary Prospectus and the Funds’ Prospectus, each dated May 1, 2026, as supplemented

Effective immediately:

1.	The information below replaces similar disclosure in the respective “Management” section of each Fund’s Summary Prospectus and the “Summary – Management” section of the Prospectus as follows:

For the William Blair Mid Cap Value Fund:

Portfolio Managers. Matthew Fleming, a Partner of the Adviser, and Mark Goodman, an Associate of the Adviser, co-manage the Fund. Mr. Fleming has co-managed the Fund since its inception in 2022. Mr. Goodman has co-managed the Fund since 2025.

For the William Blair Small-Mid Cap Value Fund:

Portfolio Managers. Matthew Fleming, a Partner of the Adviser, and Mark Goodman, an Associate of the Adviser, co-manage the Fund. Mr. Fleming has co-managed the Fund since its inception in 2023. Mr. Goodman has co-managed the Fund since 2025.

For the William Blair Small Cap Value Fund:

Portfolio Managers. Matthew Fleming, a Partner of the Adviser, and Mark Goodman, an Associate of the Adviser, co-manage the Fund. Mr. Fleming has co-managed the Fund since 2024. Mr. Goodman has co-managed the Fund since 2025.

2.	Corresponding changes are made in the Prospectus under “Management of the Funds – Portfolio Management.”

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.